Exhibit 10.1

AMENDMENT NO. 2 TO CONSULTING AGREEMENT

This Amendment No. 2 to the Consulting Agreement between Jacobs Engineering Group Inc. (“Jacobs”) and Noel G. Watson (“Mr. Watson”) dated July 1, 2010 is made effective July 1, 2013.
WHEREAS, the Consulting Agreement provides for a term of one (1) year and is renewable for additional periods by mutual agreement of the parties;
WHEREAS, Mr. Watson and Jacobs have previously mutually agreed to renew the Consulting Agreement for a two (2) year period from July 1, 2011 to June 30, 2013; and
WHEREAS, Mr. Watson and Jacobs have agreed, once again, to renew the Consulting Agreement for an additional one (1) year period commencing July 1, 2013 thru June 30, 2014.
THEREFORE, in consideration of the valuable promises and the agreements contained herein, it is agreed as follows:

1.	The Consulting Agreement shall be extended through June 30, 2014.

2.	All other terms and conditions of the Consulting Agreement shall remain unmodified and in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 effective as of July 1, 2013.

Noel G. Watson	Jacobs Engineering Group Inc.
/s/ Noel G. Watson	/s/ Craig L. Martin
By: Craig L. Martin, President & CEO